FINANCIAL STATEMENTS
(UNAUDITED)

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)
December 31, 2005

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Financial Statements
(Unaudited)

December 31, 2005

Special Value Expansion Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

December 31, 2005

	Cost	Fair Value
Assets
Investments in securities of unaffiliated issuers
Debt securities	$220,615,487	$229,760,301
Equity securities	7,571,183	8,006,291
Total investments in securities of unaffiliated issuers	228,186,670	237,766,592

Investments in securities of affiliates
Debt securities	7,800,719	8,834,077
Equity securities	8,466,129	19,768,717
Total investments in securities of affiliates	16,266,848	28,602,794

Total investments	244,453,518	266,369,386

Cash and cash equivalents		62,993,464
Accrued interest income on securities of unaffiliated issuers		4,109,327
Prepaid expenses and other assets		181,511
Deferred debt issuance costs		2,041,752
Total assets		335,695,440

Liabilities
Credit facility payable		102,000,000
Payable for investment securities purchased		14,803,734
Performance fees payable		6,360,012
Management and advisory fees payable		300,000
Open option contracts written		254,489
Accrued expenses and other liabilities		695,685
Total liabilities		124,413,920

Preferred Stock
Auction rate money market preferred stock; liquidation preference $50,000/share;
unlimited shares authorized, 700 shares issued and outstanding		35,000,000
Accumulated dividends on auction rate money market preferred stock		50,751
Series S, liquidation preference $1,000/share; 1 share authorized, no shares issued
and outstanding		-
Series Z, $500/share liquidation preference; 500 shares authorized, 312 shares
issued and outstanding		156,000
Accumulated dividends on Series Z preferred stock		139
Total preferred stock		35,206,890

Net assets applicable to common shareholders		$176,074,630

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized; 315,802.527 shares
issued and outstanding		$316
Paid-in capital in excess of par		163,261,723
Distributions in excess of net investment income		(8,836,346)
Accumulated net realized gain on investments		38,448
Accumulated net unrealized gain on investments		21,661,379
Accumulated dividends to preferred shareholders		(50,890)
Net assets applicable to common shareholders		$176,074,630

Common stock, NAV per share		$557.55

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments in Securities of Unaffiliated Issuers
December 31, 2005

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments

Debt Securities (69.77%)
Bank Debt (35.34%) (1)
Diversified/Conglomerate Manufacturing (5.43%)
Revere Industries, LLC, Second Lien Term Loan, LIBOR + 9%, due 6/14/2011
(Acquired 12/14/05, Amortized Cost $17,804,000)	$17,804,000	$17,870,765	5.43%

Personal Transportation (15.04%)
Delta Airlines, Inc. DIP Term Loan C, Prime + 8.25%, due 3/16/08
(Acquired 9/23/05, Amortized Cost $23,382,789)	$23,738,872	24,517,816	7.44%
(Acquired 10/07/05, Amortized Cost $2,922,849)	$2,967,359	3,064,727	0.93%
Northwest Airlines, Inc. 1st Preferred Mortgage, 9.85%, due 10/15/12
(Acquired 10/12/04, Amortized Cost $12,805,954)	$12,920,976	12,977,505	3.94%
Northwest Airlines, Inc. 1st Preferred Mortgage, 9.85%, due 7/15/13
(Acquired 11/19/04, Amortized Cost $6,356,814)	$6,433,316	6,461,461	1.96%
(Acquired 2/28/05, Amortized Cost $963,197)	$974,789	979,054	0.30%
(Acquired 6/22/05, Amortized Cost $1,158,175)	$1,172,113	1,177,241	0.36%
(Acquired 8/5/05, Amortized Cost $360,871)	$365,214	366,812	0.11%
Total Personal Transportation		49,544,616

Printing/Publishing (4.11%)
Weekly Reader Corp. Tranche B Term Loan, LIBOR + 8.5% + 1% PIK,
due 7/22/09
(Acquired 7/22/05, Amortized Cost $13,412,899)	$13,412,899	13,547,028	4.11%

Telecommunications (3.83%)
Integra Telecom, Inc. 1st Lien Senior Secured Term Loan,
LIBOR + 7% Cash + 2% PIK, due 9/14/09
(Acquired 9/20/04, Amortized Cost $12,512,679)	$12,659,721	12,628,072	3.83%

Utilities (6.93%)
La Paloma Generating Co. Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Cost $10,117,296) (2)	$13,201,294	9,261,804	2.81%
Mach Gen, LLC Bank Debt
(Acquired 8/17/05, 11/19/05, 12/14/05 and 12/19/05, Cost $13,256,227) (2)	$11,170,240	13,571,841	4.12%
Total Utilities		22,833,645

Corporate Debt Securities (34.43%)
Automobiles (8.54%)
Delco Remy International, Inc. Senior Notes, 8.625%, due 12/15/07	$1,565,000	1,173,750	0.36%
Delco Remy International, Inc. Senior Subordinated Notes, 11%, due 5/1/09	$2,807,000	1,052,625	0.32%
Delco Remy International, Inc. Senior Subordinated Notes, 9.375%, due 4/15/12	$4,253,000	1,509,815	0.46%
Eagle Picher Holdings, Inc. Senior Notes, 9.75%, due 9/1/13 (2)	$11,627,000	8,952,790	2.72%
General Motors Corporation. Series A Convertible Senior Debentures, 4.5%, due 3/6/32	$16,463,736	15,419,053	4.68%
Total Automobiles		28,108,033

Containers, Packaging and Glass (8.65%)
Radnor Holdings Senior Secured Tranche A Notes, 7.25%, due 9/15/09
(Acquired 12/1/05, Amortized Cost $27,271,915) (3)	$27,478,000	27,752,780	8.43%
Radnor Holdings Senior Secured Tranche B Notes, 7.25%, due 9/15/09
(Acquired 12/1/05, Amortized Cost $706,660) (3)	$712,000	719,120	0.22%
Total Containers, Packaging and Glass		28,471,900

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments in Securities of Unaffiliated Issuers (continued)
December 31, 2005

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments

Debt Securities (continued)
Diversified/Conglomerate Service (0.89%)
Mastec, Inc. Senior Sub. Notes, 7.75%, due 2/1/08	$2,951,000	$2,928,868	0.89%

Leisure, Amusement, Motion Pictures and Entertainment (4.30%)
Bally Total Fitness Holdings, Inc. Senior Sub. Notes, 9.875%, due 10/15/07	$13,104,000	12,841,920	3.90%
Muzak LLC Senior Notes, 10%, due 2/15/09	$1,505,000	1,309,350	0.40%
Total Leisure, Amusement, Motion Pictures and Entertainment		14,151,270

Personal Transportation (0.58%)
Northwest Airlines, Inc. Unsecured Claim (2)	$5,028,623	1,900,819	0.58%

Printing/Publishing (0.24%)
Phoenix Color Corp. Senior Subordinated Notes, 11%, due 2/1/09	$817,000	784,320	0.24%

Telecommunications (0.67%)
UTStarcom, Inc. Convertible Notes, 0.875%, due 3/1/08	$2,682,000	2,191,910	0.67%

Utilities (6.42%)
Calpine Generating Co. Secured Floating Rate Notes, LIBOR + 9%, due 4/1/11	$16,173,000	16,496,460	5.01%
Calpine Generating Co. Secured Notes, 11.50%, due 4/1/11	$4,764,000	4,656,810	1.41%
Total Utilities		21,153,270

Miscellaneous Securities (4.14%)
Miscellaneous Securities (4)	$17,253,000	13,645,785	4.14%

Total Debt Securities of Unaffiliated Issuers (cost $227,325,252)		229,760,301

Equity and Equity Related Securities (2.42%)
Containers, Packaging and Glass (2.25%)
Radnor Holdings Series A Convertible Preferred
(Acquired 10/27/05, Cost $6,709,765) (3)	7,420,000	6,559,280	1.99%
Radnor Holdings Warrants for Non-Voting Common
(Acquired 10/27/05, Cost $546,281) (3)	166	800,163	0.24%
Radnor Holdings Warrants for Common
(Acquired 10/27/05, Cost $52,654) (3)	16	77,124	0.02%
Total Containers, Packaging and Glass		7,436,567

Diversified/Conglomerate Manufacturing (0%)
Put Option for 345,049 Intentia International AB Series A Common Shares,
expires 3/31/06 (Acquired 2/12/05, Cost $0) - (Sweden) (2), (5), (6)	1	-	0.00%

Leisure, Amusement, Motion Pictures and Entertainment (0.17%)
Bally Total Fitness Holdings, Inc. Restricted Common Stock
(Acquired 8/24/05, Amortized Cost $262,483) (7)	120,960	569,724	0.17%

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments in Securities of Unaffiliated Issuers (continued)
December 31, 2005

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments

Equity and Equity Related Securities (continued)
Utilities (0%)
Mach Gen, LLC Common Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Amortized Cost $0) (8)	719	$-	0.00%
Mach Gen, LLC Preferred Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Amortized Cost $0) (8)	2,517	-	0.00%
Total Utilities		-

Total Equity Securities of Unaffiliated Issuers (cost $861,418)		8,006,291

Cash and Cash Equivalents (19.13%)
American Express Commercial Paper, 4.26%, due 1/23/06	$8,000,000	7,970,653	2.42%
Citigroup Funding Commercial Paper, 4.29%, due 1/4/06	$15,000,000	14,987,488	4.55%
GECC Commercial Paper, 4.28%, due 1/17/06	$10,000,000	9,976,222	3.03%
Toyota Motor Credit Corp. Commercial Paper, 4.27%, due 1/23/06	$7,000,000	6,977,583	2.12%
UBS Finance Commercial Paper, 4.30%, due 1/4/06	$15,000,000	14,987,458	4.55%
Wells Fargo Bank Overnight Repo	$7,795,762	7,795,762	2.37%
Cash Held on Account at Various Institutions	$298,298	298,298	0.09%
Total Cash and Cash Equivalents		62,993,464

Total Cash and Investments in Securities of Unaffiliated Issuers		$300,760,056	91.32%

Notes to Statement of Investments in Securities of Unaffiliated Issuers:

(1)
Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(2)	Non-income producing security.

(3)	Restricted Security.

(4)	Miscellaneous Securities is comprised of three unrestricted positions.

(5)	Denominated in Swedish Kronor, and converted to US Dollars.

(6)	Acquired in connection with an open call option written by the Company, as discussed in Note 2 to the financial statements.

(7)
Registration of this issue of restricted stock may be forced by a majority of the eligible holders of the issue by written notice to the issuer once the issuer becomes eligible to use a short form registration statement on Form S-3. On the date of acquisition, the Company owned $13,104,000 par of unrestricted Bally Total Fitness Holdings, Inc. 9.875% Senior Subordinated Notes, due 10/15/07, with a carrying value of $11,531,520.

(8)	The Mach Gen common and preferred units are nondetachable from the Mach Gen bank debt listed above, and therefore may be considered to be subject to the same contractual restrictions.

Aggregate purchases and aggregate sales of securities of unaffiliated issuers, other than Government securities, totaled $97,323,180 and $5,600,287, respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities of unaffiliated issuers as of December 31, 2005 was $154,803,136, or 47% of total cash and investments of the Company.

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments in Affiliates (1)
December 31, 2005

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments

Debt Securities (2.68%)
Bank Debt (2.68%) (2)
Diversified/Conglomerate Manufacturing (2.68%)
Intentia International AB Secured Notes, LIBOR + 9%, due 9/14/09
(Acquired 9/13/04, Amortized Cost $7,800,719) - (Sweden)	$7,958,628	$8,834,077	2.68%
Total Debt Securities of Affiliates (cost $7,800,719)		8,834,077

Equity and Equity Related Securities (6.00%)
Diversified/Conglomerate Manufacturing (6.00%)
Intentia International AB Series A Common
(Acquired 9/13/04, Cost $1,757,708) - (Sweden) (3), (4), (5), (6)	691,087	2,426,834	0.74%
Intentia International AB Series B Common
(Acquired 9/13/04, Cost $6,708,421) - (Sweden) (3), (4), (5), (6)	5,531,086	17,341,883	5.26%
Total Equity and Equity Related Securities of Affiliates (cost $8,466,129)		19,768,717

Total Investments in Securities of Affiliated Issuers (cost $16,266,848)		$28,602,794	8.68%

Notes to Statement of Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

(2)
Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(3)	Investment is not a controlling position.

(4)	Securities regulations temporarily restrict the sale of this security due to membership on the Board of Directors of the issuer by an affiliate of the Company.

(5)	Denominated in Swedish Kronor, and converted to US Dollars.

(6)	Non-income producing security.

Aggregate purchases and aggregate sales of securities of affiliated issuers, other than Government securities, totaled zero and zero, respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities of affiliated issuers as of December 31, 2005 was $28,602,794, or 8.68% of total cash and investments of the Company.

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)
For the Three Months Ended December 31, 2005

Investment income
Interest income from investments in securities of unaffiliated issuers	$5,148,807
Interest income from investments in securities of affiliates	265,674
Income from original issue discount	18,879
Other income	389,510
Total interest and related investment income	5,822,870

Operating expenses
Performance fees	1,932,126
Management and advisory fees	900,000
Interest expense	551,679
Credit enhancement fees	111,836
Commitment fees	77,800
Amortization of deferred debt issuance costs	74,778
Legal fees, professional fees and due diligence expenses	62,100
Insurance expense	61,197
Directors fees	27,125
Custody fees	25,000
Other operating expenses	84,647
Total expenses	3,908,288

Net investment income	1,914,582

Net realized and unrealized gain on investments
Net realized gain on investments
Proceeds from sales, maturities and paydowns	5,600,287
Cost of investments sold, paid down, or matured	5,561,839
Net realized gain on investments	38,448

Change in net unrealized gain
Net unrealized gain, beginning of period	15,493,854
Net unrealized gain, end of period	21,661,379
Net change in unrealized gain on investments	6,167,525
Net realized and unrealized gain on investments	6,205,973

Distributions to preferred shareholders	(344,549)
Net change in reserve for potential dividends to preferred shareholders	(22,107)

Net increase in net assets applicable to common shareholders
resulting from operations	$7,753,899

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Three Months Ended
	December 31, 2005	Year Ended
	(Unaudited)	September 30, 2005

Total common shareholder committed capital	$300,000,000	$300,000,000

Net assets applicable to common shareholders, beginning of period	$138,820,731	$90,820,626

Common shareholder contributions	36,000,000	39,000,000
Equity placement and offering costs charged to paid-in capital	-	(1,324,495)
Common shareholder contributions, net	36,000,000	37,675,505

Net investment income	1,914,582	1,490,200
Net realized gain on investments	38,448	2,478,424
Net change in unrealized gain on investments	6,167,525	14,071,185
Distributions to preferred shareholders from net investment income	(344,549)	(624,530)
Distributions to preferred shareholders from net realized gains	-	(286,093)
Net change in reserve for potential dividends to preferred shareholders	(22,107)	195,414
Net increase in net assets applicable to common shareholders resulting
from operations	7,753,899	17,324,600

Distributions to common shareholders from:
Net investment income	(6,500,000)	(4,800,794)
Net realized gains	-	(2,199,206)
Total distributions to common shareholders	(6,500,000)	(7,000,000)

Net assets applicable to common shareholders, end of period (including distributions in excess of net investment income of $8,836,346 and
$4,252,845, respectively)	$176,074,630	$138,820,731

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

For the Three Months Ended December 31, 2005

Operating activities
Net increase in net assets applicable to common shareholders
resulting from operations	$7,753,899
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain on investments	(38,448)
Net change in unrealized gain on investments	(6,167,525)
Dividends paid to auction rate money market preferred shareholders	344,549
Increase in reserve for potential dividends to preferred shareholders	22,107
Income from original issue discount	(18,879)
Income from paid in-kind and other capitalized income	(88,578)
Amortization of deferred debt issuance costs	74,778
Changes in assets and liabilities:
Purchases of investment securities	(97,323,180)
Proceeds from sales, maturities and paydowns of investment securities	5,600,287
Increase in prepaid expenses and other assets	(160,641)
Increase in accrued interest income	(1,547,777)
Increase in payable for securities purchased	1,435,095
Increase in performance fee payable	1,932,126
Decrease in accrued expenses and other liabilities	(36,322)
Net cash used in operating activities	(88,218,509)

Financing activities
Proceeds from issuance of common shares	45,000,000
Dividends to common shareholders	(10,000,000)
Proceeds from draws on credit facility	76,000,000
Paydowns on credit facility	(49,000,000)
Dividends paid to auction rate money market preferred shareholders	(328,034)
Dividends paid to Series Z preferred shareholders	(16,515)
Net cash provided by financing activities	61,655,451

Net decrease in cash and cash equivalents	(26,563,058)
Cash and cash equivalents at beginning of period	89,556,522
Cash and cash equivalents at end of period	$62,993,464

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

December 31, 2005

1. Organization and Nature of Operations

Special Value Expansion Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on August 12, 2004. Investment operations commenced and initial funding was received on September 1, 2004. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure. GMAM Investment Funds Trust II (“GMAM”) owns 99.5% of the Company’s common shares.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company. TCP is controlled and managed by Tennenbaum & Co., LLC (“Tennenbaum & Co.”) and certain affiliates. The Company, TCP, Tennenbaum & Co., and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of four persons, three of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors. The remaining Directors of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

Total maximum capitalization of the Company is targeted at $600 million, consisting of $300 million of capital committed by investors to purchase the Company’s common shares, $100 million of Auction Rate Money Market Preferred Shares (“APS”), $200 million under a Senior Secured Revolving Credit Facility (the “Senior Facility”), $156,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7). The contributed investor capital, APS and the amount drawn under the Senior Facility

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

December 31, 2005

1. Organization and Nature of Operations (continued)

are to be used to purchase Company investments and to pay certain fees and expenses of the Company. Substantially all of these investments will be included in the collateral for the Senior Facility and are available to pay certain fees and expenses of the Company incurred in connection with its organization and capitalization. At December 31, 2005, there was $102 million outstanding under the Senior Facility.

Credit enhancement with respect to the APS and Senior Facility is provided by a AAA/Aaa rated monoline insurer (the “Insurer”) through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer. Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility. The cost of the surety polices is 0.11% for unutilized portions of the Money Market preferred shares and the Senior Facility and 0.24% for the outstanding portions of those sources of capital.

The Company will liquidate and distribute its assets and will be dissolved at September 1, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests. However, the Operating Agreement will prohibit the liquidation of the Company prior to September 1, 2014 if the APS are not redeemed in full prior to such liquidation.

Investor Capital

Investors have committed to purchase $300 million of the Company’s common shares over a two-year period on dates specified by the Company. On September 1, 2004, each investor contributed 20% of its capital commitment to purchase common shares, and an additional 10% of the common share commitment was received by the Company by November 1, 2004. The Company called an additional 3.33% of the common share commitment on March 18, 2005. On April 18, 2005, this call was amended and increased to 10% of the common share commitment, and the full amount was received on or about May 2, 2005. The Company called an additional 3% of the common share commitment on September 30, 2005 and the full amount was received on or about November 1, 2005. The Company called an additional 12% of the common share commitment on November 1, 2005 and the full amount was received on or about December 1, 2005. The Company expects to call and receive the remaining 45% of the common share commitments by September 1, 2006. At December 31, 2005, the ratio of contributed to committed capital is 0.55:1.

Auction Rate Money Market Preferred Capital

At December 31, 2005, the Company had 700 shares of APS issued and outstanding with a liquidation preference of $50,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2005

1. Organization and Nature of Operations (continued)

certain limitations. Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company’s option. Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. As of December 31, 2005, the Company was in full compliance with such requirements.

The auction agent receives a fee from the Company for its services in connection with auctions of APS and compensates broker-dealers at an annual rate of 0.25% of the purchase price of the shares of the APS that are issued and outstanding. The Company has entered into an agreement with a major broker-dealer to underwrite initial issuances of the APS for a two-year period based on an agreed-upon drawdown schedule and subject to certain criteria.

The issuances of the APS are expected to total $100 million of the Company’s total capitalization. On November 17, 2004, the Company received $35.0 million upon issuance of 700 shares of APS.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). In the opinion of the Investment Manager, the unaudited financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of December 31, 2005, the results of its operations and cash flows for the period then ended, and the changes in net assets for the period then ended and for the year ended September 30, 2005. The results of operations for the period ended December 31, 2005 are not necessarily indicative of the operating results to be expected for a full year. The following is a summary of the significant accounting policies of the Company.

Investment Valuation

Management values investments held by the Company based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with the Senior Facility and Statement of Preferences for the APS.

Investments listed on a recognized exchange, whether U.S. or foreign, are valued for financial

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2005

2. Summary of Significant Accounting Policies (continued)

reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Liquid investments not listed on a recognized exchange are valued by an approved nationally recognized security pricing service or by using either the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker-dealers. At December 31, 2005, all but 7.8% of the investments were valued based on prices from a nationally recognized exchange or nationally recognized third-party pricing service.

Investments not listed on a recognized exchange nor priced by an approved source (“Unquoted Investments”) are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

a)	for semi-liquid investment positions with a value of $15 million or greater but less than $30 million, the most recent quote provided by an approved investment banking firm;

b)	for semi-liquid investment positions with a value greater than $30 million, the most recent valuation provided by an approved third-party appraisal; and

c)	for illiquid investment positions with a value of $15 million or greater, the most recent valuation provided by an approved third-party appraisal.

However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third-party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Company.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors, with such fair valuations subject to their approval. Fair value is generally defined as the amount for which an investment could be sold in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Company’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The Investment Manager generally uses

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2005

2. Summary of Significant Accounting Policies (continued)

three methods to fair value securities:

(i) Cost Method. The cost method is based on the original cost of the securities to the Company. This method is generally used in the early stages of a portfolio company’s development until significant positive or negative events occur subsequent to the date of the original investment by the Company in such company that dictate a change to another valuation method.

(ii) Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company’s securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii) Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company’s securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the securities sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company's policy that its

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2005

2. Summary of Significant Accounting Policies (continued)

custodian take possession of the underlying collateral securities, for which the fair value exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Investments in Restricted Securities

The Company may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of both the Statement of Investments in Securities of Unaffiliated Issuers and the Statement of Investments in Affiliates. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Investments in Foreign Securities

The Company invests in securities traded in foreign countries and denominated in foreign currencies. At December 31, 2005, investments denominated in foreign currencies totaled approximately 6% of the Company's total cash and investments.  All such open positions are converted at the closing rate in effect on December 31, 2005 and reported in U.S. dollars. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S dollars on the respective dates of such transactions.  As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuations in foreign exchange rates. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Net unrealized foreign currency losses of $662,155 were included in unrealized gains on investments at December 31, 2005.

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2005

2. Summary of Significant Accounting Policies (continued)

Open Option Contracts Written

During the year ended September 30, 2005, the Company entered into a put/call agreement with an unaffiliated counterparty with respect to certain shares held by the Company. Under the terms of the agreement, either the counterparty or the Company may cause a sale to the counterparty of 345,049 Series A common shares of Intentia International AB held by the Company at a variable strike price that increases at a rate of 12% per year, subject to certain conditions. The current agreement expires on March 31, 2006. At December 31, 2005, the strike price was equivalent to $2.77 per share, resulting in a liability of $254,489 with respect to the call option written, as reflected in the Statement of Assets and Liabilities. Accordingly, the put option had no value at December 31, 2005. The amount of the liability for the call option written is included in net assets applicable to common shareholders as a reduction of accumulated net unrealized gain on investments.

Debt Issuance Costs

Costs of $2.4 million were incurred in connection with placing the Company’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Company’s operations.

Equity Placement and Offering Costs

Placement costs for the Company’s APS capital were $1.0 million. Offering costs totaled $0.4 million. These costs were charged to paid-in capital.

Organization Costs

Organization costs of $0.3 million were incurred in connection with the formation of the Company and expensed to operations at the inception of the Company in 2004.

Purchase Discounts

The majority of the Fund’s high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2005

2. Summary of Significant Accounting Policies (continued)

accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Company considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Dividends to Common Shareholders

Dividends and distributions to common shareholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors, which has provided the Investment Manager with criteria for such distributions, and is generally based upon estimated taxable earnings. Net realized capital gains are distributed at least annually. The Company distributed $6.5 million to common shareholders during the three months ended December 31, 2005, and has distributed $13.5 million since inception.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year end for permanent book and tax differences. These adjustments have no impact on net assets or the results of operations.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2005

2. Summary of Significant Accounting Policies (continued)

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions, the timing of the deductibility of certain expenses, and the recognition of dividends declared but not paid, and will reverse in subsequent periods.

Permanent book and tax basis differences may result in reclassifications among undistributed (or distributions in excess of) net investment income, accumulated net realized gain, and paid-in capital. These differences are primarily due to nondeductible expenses and differing book and tax treatments for short-term realized gains.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at December 31, 2005 were as follows:

Unrealized appreciation	$23,982,785
Unrealized depreciation	(2,321,406)
Net unrealized appreciation	21,661,379

Cost	$244,453,518

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

3. Allocations and Distributions

On May 9, 2005, the Series S preferred share (see Note 7) was retired and the Investment Management Agreement was amended such that all amounts formerly distributable to the Series S preferred shareholder as set forth in such agreement became payable to the Investment Manager as a performance fee. Accordingly, distributions made to common shareholders and performance fees distributable to the Investment Manager with respect to any accounting period are determined as follows:

a)
First, 100% to the common shareholders based on their respective proportionate capital contributions as of the end of such accounting period until the amount distributed to each common shareholder, together with amounts previously distributed to such shareholder, equals a 12% annual weighted-average return on undistributed capital attributable to the

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2005

3. Allocations and Distributions (continued)

common shares;

b)
Then, 100% to the Investment Manager as a performance fee until the cumulative amount of such fees equals 25% of all amounts previously distributed to the common shareholders pursuant to clause (a) above; and

c)
All remaining amounts: (i) 80% to the common shareholders based on their proportionate capital contributions as of the end of such accounting period and (ii) 20% to the Investment Manager as performance fee.

The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. If the Company had liquidated all assets at December 31, 2005, performance fees payable to the Investment Manager would have been $6,360,012. A liability for this amount is reflected in the accompanying financial statements.

The retirement of the Series S share and corresponding amendment to the Investment Management Agreement as discussed above had no impact on any shareholder other than the Series S preferred shareholder.

The APS dividend rate is determined by auction at periodic intervals and was 4.35% per annum as of December 31, 2005.

The Series Z share dividend rate is fixed at 8% per annum.

4. Management Fees and Other Expenses

Pursuant to the advisory agreement, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 1.2% of the sum of the total common shareholder commitments. For purposes of computing the management fee, total common shareholder committed capital is $300 million. In addition, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2005

5. Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $200 million (“Total Maximum Commitment”), subject to certain draw down criteria. Amounts drawn under the Senior Facility may be repaid, in whole or in part, at the election of the Company, and redrawn subject to the draw down criteria. The Senior Facility matures November 17, 2012, subject to extension by the lenders at the request of the Company for one 12-month period. Amounts outstanding under the Senior Facility at December 31, 2005 totaled $102 million, consisting of a $25 million revolving loan due on January 20, 2006, a $40 million revolving loan due on January 26, 2006, a $30 million revolving loan due on January 31, 2006, and $7 million borrowed on the swingline facility which was due to be repaid or converted to a revolving loan by the Company no later than January 4, 2006. As of December 31, 2005, interest payable on amounts outstanding under the Senior Facility was $75,213. For the period ended December 31, 2005, daily weighted-average debt outstanding was $47,782,609.  The weighted-average interest rate on debt outstanding during the period was 4.58%.

Advances under the Senior Facility bear interest, at the issuer’s option, at either (i) the Eurodollar Rate or Commercial Paper Rate for interest periods of one, two, three, or six months plus 0.43% per annum; or (ii) the higher of (x) the “Prime Rate” plus 0.43% per annum and (y) the “Federal Funds Effective Rate,” plus 0.50% per annum. Additionally, advances under the swingline facility bear interest at either the Eurodollar Rate or Commercial Paper Rate plus 0.43% per annum. Interest payments vary from monthly to quarterly based on the nature of the advance.

In addition to amounts due on outstanding debt, the Senior Facility accrues fees of 0.20% per annum for the first 550 days following the inception of the credit agreement, and 0.30% thereafter, on the difference between the Total Maximum Commitment and the outstanding balance on the Senior Facility, provided that certain minimum borrowing amounts are achieved based on the table below. In the event the minimum borrowing amounts are not met or exceeded during the respective fee periods, the fees will accrue at 0.43% per annum on the Minimum Borrowing Amount as defined in the table below, in addition to 0.20% per annum for the first 550 days following the inception of the credit agreement, and 0.30% thereafter on the difference between the Total Maximum Commitment and the Minimum Borrowing Amount.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2005

5. Senior Secured Revolving Credit Facility (continued)

Period	Minimum Borrowing Amount

From Closing Date to End of Month 10 following the Closing Date	0% of Total Maximum Commitment

From Beginning of Month 11 to End of Month 15 following the Closing Date	15% of Total Maximum Commitment

From Beginning of Month 16 to End of Month 20 following the Closing Date	30% of Total Maximum Commitment

From Beginning of Month 21 to End of Month 24 following the Closing Date	40% of Total Maximum Commitment

From Beginning of Month 25 to Maturity	75% of Total Maximum Commitment

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s securities activities involve execution, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers, and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

7. Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 312 Series Z preferred shares authorized, issued and outstanding as of December 31, 2005.

Series S Preferred Share

The Company had issued one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates. On May 9, 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2005

7. Preferred Capital (continued)

Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance fee currently payable to the Investment Manager pursuant to Note 3, above. The Series S preferred share ranked on par with the APS and Series Z preferred shares and voted with them as a single class. The Series S preferred share was redeemable at liquidation preference at any time if the investment advisory agreement with TCP was terminated for any reason. The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Series Z Preferred Shares

The Company issued 312 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 8% of liquidation preference. The Series Z preferred shares rank on par with the APS and the Series S preferred share with respect to the payment of dividends and distribution of amounts on liquidation, and vote with the APS and Series S preferred share as a single class. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2005

8. Shareholder’s Capital

Issuances of common stock to and subscriptions of common stock by the Company’s investors for the three months ended December 31, 2005 and the year ended September 30, 2005 were as follows:

	Three Months Ended December 31, 2005	Year Ended September 30, 2005
Number of common shares issued	80,175	115,627
Number of common shares subscribed and pending issuance	-	16,335
Less: number of common shares subscribed in prior period	(16,335)	(58,275)
Net increase	63,840	73,687

Gross proceeds from share issuance	$45,000,000	$60,000,000
Subscription receivable for common shares	-	9,000,000
Less: proceeds from shares subscribed in prior period	(9,000,000)	(30,000,000)
Offering costs	-	(392,495)
APS placement costs	-	(932,000)
Net proceeds	$36,000,000	$37,675,505

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2005

9. Financial Highlights

	Three Months Ended December 31, 2005	Year Ended September 30, 2005	Period from September 1, 2004 to September 30, 2004

Net assets applicable to common shareholders, beginning of period	$138,820,731	$90,820,626	$-

Net contributions from common shareholders	36,000,000	37,675,505	89,932,000
Investment operations
Net investment income (loss)	1,914,582	1,490,200	(317,721)
Net realized and unrealized gain	6,205,973	16,549,609	1,429,544
Distributions to preferred shareholders from net investment income	(344,549)	(624,530)	-
Distributions to preferred shareholders from net realized gains	-	(286,093)	-
Net change in reserve for potential dividends to preferred shareholders	(22,107)	195,414	(223,197)
Net increase in net assets applicable to common shareholders resulting from operations	7,753,899	17,324,600	888,626
Distributions to common shareholders from:
Net investment income	(6,500,000)	(4,800,794)	-
Net realized gains	-	(2,199,206)	-
Total distributions to common shareholders	(6,500,000)	(7,000,000)	-

Net assets applicable to common shareholders, end of period	$176,074,630	$138,820,731	$90,820,626

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2005

9. Financial Highlights (continued)

	Three Months Ended December 31, 2005	Year Ended September 30, 2005	Period from September 1, 2004 to September 30, 2004
Per Common Share (1)
Net asset value, beginning of period	$550.96	$509.44	$499.43

Investment operations
Net investment income (loss)	5.98	8.43	(2.65)
Net realized and unrealized gain	22.45	79.06	14.52
Distributions to preferred shareholders from net investment income	(1.18)	(2.92)	-
Distributions to preferred shareholders from net realized gains	-	(1.34)	-
Net change in reserve for potential dividends to preferred shareholders	(0.08)	(1.16)	(1.86)
Total from investment operations	27.17	82.07	10.01
Distributions to common shareholders from: Net investment income	(20.58)	(22.71)	-
Net realized gains	-	(10.41)	-
Total distributions to common shareholders	(20.58)	(33.12)	-
Decrease in net assets from equity placement and offering costs charged to paid-in capital	-	(7.43)	-
Net asset value, end of period	$557.55	$550.96	$509.44

Period return to common shareholders (2), (3)	5.16%	16.41%	1.48%
Period return on invested assets (3), (4)	6.83%	28.35%	9.14%

Ratios and Supplemental Data:
Ending net assets attributable to common shareholders	$176,074,360	$138,820,731	$90,820,626
Total expenses / average common equity (5)	10.35%	9.57%	13.49%
Net investment income (loss) / average common equity (5)	5.07%	1.36%	(8.08%)
Portfolio turnover rate (3)	2.75%	13.73%	1.22%
Weighted-average debt outstanding	$47,782,609	$9,479,452	$-
Weighted-average number of shares	294,291	202,102	120,000
Average debt per share	$162.37	$46.90	$-

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2005

9. Financial Highlights (continued)

Annualized Inception to Date Performance Data as of December 31, 2005:
Return on common equity (2)	17.68%
Return on invested assets (4)	35.30%
Internal rate of return (6)	17.81%

Notes to Financial Highlights:
(1)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(2)
Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis as described in Chapter 2 of the AIMR Performance Presentation Standards Handbook (1997).

(3)	Not annualized for periods of less than one year.

(4)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(5)
Annualized for periods of less than one year. These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in earlier periods, and net investment income to average net assets is reduced, due to the Company’s relatively smaller capital base while the Company is ramping up.

(6)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced in earlier periods due to the equity placement and offering costs that were charged to paid-in capital and the organizational costs that were expensed at the inception of the fund. IRR is lower than return on equity as the equity placement and offering costs did not have a P&L impact on the return on equity calculation.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (% of Cash and Investments)
(Unaudited)

December 31, 2005

 Portfolio Holdings by Investment Type

Portfolio Holdings by Industry